Exhibit 10.2

                  STOCK OPTION AND IRREVOCABLE PROXY AGREEMENT

         This Stock Option and Irrevocable Proxy Agreement is made as of April __, 2003 by and between Gary F. McNear, trustee for the Gary F. McNear Revocable Trust dated March 17, 1998 (the "Gary Trust"), Susan M. McNear, trustee for the Susan M. McNear Revocable Trust dated March 17, 1998 (the "Susan Trust"), Craig
W. Conklin, trustee for the Craig W. Conklin Revocable Trust dated April 19, 2000 (the "Craig Trust"), Margaret L. Conklin, trustee for the Margaret L. Conklin Revocable Trust dated April 19, 2000 (the "Margaret Trust"), (collectively, the Gary Trust, the Susan Trust, the Craig Trust and the Margaret Trust are referred to as the "Trusts") and Altos Bancorp Inc. (the "Optionee").

                                    RECITALS

         A. Optionee has entered into an Advisory Agreement (the "Advisory Agreement") with Hy-Tech Technologies Group, Inc. (the "Company"), pursuant to which there is a condition that the Trusts grant an option to the Optionee to acquire ten million (10,000,000) shares of common stock held by the Trusts (the "Option Shares") and a proxy (the "Proxy') with respect to all of the shares of common stock held by the Trusts. The Trusts hereby agree to grant such option for the Option Shares and Proxy as hereinafter provided.

NOW THEREFORE, specifically incorporating these recitals herein, it is agreed as follows:

                                    AGREEMENT


                                   SECTION 1
                                GRANT OF OPTIONS

1.1 NUMBER OF SHARES. Subject to the terms and conditions of this Agreement, the Trusts grant to Optionee, Options to purchase from the Trusts an aggregate of ten million (10,000,000) shares (the "Option Shares") of the Company's common stock. Each of the Trusts grants an option for the number of Option Shares set forth next to its name on Schedule A attached hereto.

1.2 EXERCISE PRICE. Each Option Share is exercisable at a price of US $.01 per share (the "Option Price").

1.3 TERM. The Expiration Date for all Options shall be the later of (a) the date occurring three (3) years from the date of this Agreement or (b) the date that this three (3) years after the date that this Agreement is released to Optionee under the terms of the Advisory Agreement.

1.4 VESTING. The Options granted herein fully vest upon execution of this Agreement.

1.5 CONDITIONS OF OPTION. The Options may be exercised immediately upon delivery to Optionee under the terms of the Advisory Agreement, subject to the terms and conditions as set forth in this Agreement.

                                   SECTION 2
                               EXERCISE OF OPTION

2.1 DATE EXERCISABLE. The Options shall become exercisable by Optionee in accordance with Section 1.4 above.

2.2 MANNER OF EXERCISE OF OPTIONS AND PAYMENT FOR COMMON STOCK. The Options may be exercised by the Optionee, in whole or in part, by giving written notice to the Trust or Trusts whose Option Shares are subject to such exercise, setting forth the number of Shares with respect to which Options are being exercised, in the form attached hereto as Exhibit A. The purchase price of the Option Shares upon exercise of the Options by the Optionee shall be paid in full in cash, except as provided in section 2.3 below.

2.3 CASHLESS EXERCISE. Optionee may, at its option, in lieu of paying cash for the Option Shares, exercise this Option by an exchange, in whole or in part (an "Option Exchange"), by delivery of (i) a duly executed Notice of Exercise electing an Option Exchange and (ii) the Option Agreement representing this Option. In connection with any Option Exchange, the Optionee shall be deemed to have paid for the Option Shares an amount equal to the Fair Market Value of each Option delivered, and the Options shall be deemed exercised for the amount so paid. For this purpose, the Fair Market Value of each Option is the difference between the Market Value of a Share of Common Stock and the Exercise Price on the date of delivery. Market Value shall mean the average of the closing bid price for a Share of common Stock during the ten (10) trading days preceding delivery. In no event shall the Optionee be entitled to receive more than the total number of Option Shares granted hereunder.

2.4 STOCK CERTIFICATES. Promptly after any exercise in whole or in part of the Options by Optionee, the Trust or Trusts subject to such exercise shall deliver to Optionee a certificate or certificates for the number of Shares with respect to which the Options were so exercised, registered in Optionee's name. In lieu thereof, if the certificates for the Shares are held in escrow, they shall be delivered to Optionee by the escrow agent or comparable party. The certificates for the Shares shall bear a legend referring to the restrictions set forth in this Agreement and that the Shares are subject to the Option and Proxy set forth in this Agreement..

                                   SECTION 3
                                 TRANSFERABILITY

3.1 NO RESTRICTION. The Options are transferable by Optionee.

                                   SECTION 4
                IRREVOCABLE PROXY; NO OTHER RIGHTS AS SHAREHOLDER
                               PRIOR TO EXERCISE

4.1 Each Trust, being a holder of Shares of Common Stock of the Company, does hereby constitute and appoint Optionee, with full power of substitution, the true and lawful attorney and proxy of such Trust for it and in its name, place and stead, to attend and to vote as the proxy of such Trust, at any and all meetings of shareholders of the Company or any adjournments thereof, all of the Common Stock eligible to vote which are held of record or beneficially, by such Trust, on any and all matters, proposals and questions, that may be lawfully considered there, and to execute any written consents of Shareholder which may be solicited as fully and with the same number of votes and with the same effect as such Trust could do if personally present thereat or if personally solicited to execute such written consents. Each Trust hereby revokes all proxies heretofore made by it. Each Trust hereby ratifies all that the Optionee may or shall lawfully do in voting the Common Stock in accordance herewith at any such meeting or adjournment in respect of all matters, proposals and questions that may properly come before the shareholders for consideration and action. Each Trust acknowledges that this proxy is coupled with an interest and is irrevocable with respect to all Common Stock owned by such Trust for the term set forth in the forms of proxy attached hereto. The Gary Trust shall execute and deliver the form of irrevocable proxy attached hereto as Schedule B-1 simultaneously with the execution of this Agreement. The Susan Trust shall execute and deliver the form of irrevocable proxy attached hereto as Schedules B-2 and B-3 simultaneously with the execution of this Agreement. The Craig Trust shall execute and deliver the form of irrevocable proxy attached hereto as Schedule B-4 simultaneously with the execution of this Agreement. The Margaret Trust shall execute and deliver the form of irrevocable proxy attached hereto as Schedule B-5 and B-6 simultaneously with the execution of this Agreement.

4.2 Except for the irrevocable proxy set forth in section 4.1, Optionee shall not be deemed for any purpose to be a shareholder of Company with respect to any shares subject to the Options under this Agreement to which the Options shall not have been exercised.

                                   SECTION 5
                                   ADJUSTMENTS

5.1 NO EFFECT ON CHANGES IN COMPANY'S CAPITAL STRUCTURE. The existence of the Options shall not affect in any way the right or power of the Company or its shareholders to make or authorize any adjustments, recapitalization, reorganization, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or preference stocks ahead of or affecting the Option Shares, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

5.2 ADJUSTMENT TO OPTION SHARES. The Option Shares are subject to adjustment upon recapitalization, reclassification, consolidation, merger, reorganization, stock dividend, reverse or forward stock split and the like. If the Company shall be reorganized, consolidated or merged with another Company, Optionee shall be entitled to receive upon the exercise of the Option the same number and kind of shares of stock or the same amount of property, cash or securities as Optionee would have been entitled to receive upon the happening of any such corporate event as if Optionee had been, immediately prior to such event, the holder of the number of Shares covered by the Option. If the Company shall declare any dividend or distribution after the date of execution of this Agreement, the Trust or Trusts whose Shares are subject to the Option shall deliver such dividend or distribution to the Optionee along with the certificate for such shares when the Option is exercised.

                                   SECTION 6
                            MISCELLANEOUS PROVISIONS

6.1 DISPUTES; CONSENT TO JURISDICTION. All of the parties hereto hereby consent to the jurisdiction of the Federal and State courts located in New York, NY, in any proceeding arising out of or in connection with this Agreement. The Trusts each waive any objection to such proceeding based on venue or forum non conveniens. The Optionee and the Trusts each waive personal service of any and all process upon them and consent that all such service may be made by certified mail (return receipt requested) directed to them as provided in section 6.2.

6.2 NOTICES. Any notice that a party may be required or permitted to give to the other shall be in writing, and may be delivered personally, by overnight courier or by certified or registered mail, postage prepaid, addressed to the parties at their current principal addresses, or such other address as either party, by notice to the other, may designate in writing from time to time.

6.3 LAW GOVERNING. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

6.4 TITLES AND CAPTIONS. All section titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor effect the interpretation of this Agreement.

6.5 ENTIRE AGREEMENT. This Agreement contains the entire understanding between the parties and supersedes any prior understandings and agreements between them respecting the subject matter of this Agreement.

6.6 AGREEMENT BINDING. This Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

6.7 PRONOUNS AND PLURALS. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular, or plural as the identity of the person or persons may require.

6.8 FURTHER ACTION. The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of the Agreement.

6.9 PARTIES IN INTEREST. Nothing herein shall be construed to be to the benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

6.10 SAVINGS CLAUSE. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

6.11 COUNTERPARTS. This Agreement may be exercised in two or more counterparts, all of which taken together shall be treated as one and the same agreement.

6.12 EFFECTIVE DATE; RELEASE OF AGREEMENT. This Agreement shall become effective, and will be released to the Optionee and the Trusts, on the same date that the Company receives not less than one million dollars ($1,000,000) in debt financing.



                            [Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.



                    ALTOS BANCORP, INC.


                    By: _____________________________
                    Martin Nielson, CEO


                    Gary F. McNear, trustee for the
                    Gary F. McNear Revocable Trust dated March 17, 1998

                    By: _____________________________
                             Gary F. McNear


                    Susan M. McNear, trustee for the
                    Susan M. McNear Revocable Trust dated March 17, 1998

                    By: _____________________________
                             Susan M. McNear


                    Craig W. Conklin, trustee for the
                    Craig W. Conklin Revocable Trust dated April 19, 2000

                    By: _____________________________
                             Craig W. Conklin


                    Margaret L. Conklin, trustee for the
                    Margaret L. Conklin Revocable Trust dated April 19, 2000

                    By: _____________________________
                             Margaret L. Conklin

                                    EXHIBIT A

                HY-TECH TECHNOLOGIES GROUP, INC. (the "Company")

                       NOTICE OF EXERCISE OF STOCK OPTION

The undersigned hereby exercises the Stock Option granted by _________________ (insert name of Trust) and seeks to purchase ____________________ shares of Common Stock of the Company pursuant to said Option. The undersigned understands that this exercise is subject to all the terms and provisions of the Stock Option and Irrevocable Proxy Agreement dated as of April __,, 2003.


Enclosed is a check in the sum of US $_____________________ in payment for such shares.


-----------------------------------------------------
Signature of Optionee




Date:
       ----------------------------------------------

                                   SCHEDULE A


The following calculation is upon the assumption that as of the date of the execution of this contract, HYTT has approximately 27 million shares outstanding on a fully-diluted basis (assuming the certificate to Mercatus for 13,888,889 shares will be cancelled).

Shares by McNear, Conklin, and affiliates subject to option (10,000,000 shares) and irrevocable proxy (15,838,448):

                                                                      Shares Subject       Shares
                                                                      To Option            Subject to
                                                                                           Proxy*

Gary F. McNear, trustee for the
Gary F. McNear Revocable Trust dated March 17, 1998                     3,959,612           3,959,612

Susan M. McNear, trustee for the
Susan M. McNear Revocable Trust dated March 17, 1998                    1,040,388           3,959,612

Craig W. Conklin, trustee for the
Craig W. Conklin Revocable Trust dated April 19, 2000                   3,959,612           3,959,612

Margaret L. Conklin, trustee for the
Margaret L. Conklin Revocable Trust dated April 19, 2000                1,040,388           3,959,612
                                                                       ----------           ---------

Total                                                                  10,000,000          15,838,444

* The proxy will be irrevocable for (a) the term of the option with respect to shares that are subject to the option and (b) six (6) months with respect to shares that are not subject to the option.

                                  SCHEDULE B-1

                                IRREVOCABLE PROXY
                             EXECUTED April __, 2003

         THE UNDERSIGNED SHAREHOLDER ("Shareholder"), being a holder of shares of common stock (the "Common Stock") of Hy-Tech Technologies Group, Inc. (the "Company"), does hereby constitute and appoint Altos Bancorp Inc. (the "Proxy") the true and lawful attorney and proxy of Shareholder for it and in its name, place and stead, with full power of substitution, to attend and to vote as the proxy of Shareholder, at any and all meetings of shareholders of the Company or any adjournments thereof, three million nine hundred fifty nine thousand six hundred and twelve (3,959,612) shares of the Common Stock eligible to vote which are held of record or beneficially by Shareholder, for the period ending on the later of (a) the date occurring three (3) years from the date of this Proxy or
(b) the date that is three (3) years after the date that this Irrevocable Proxy is released to the Proxy under the terms of the Advisory Agreement of even date herewith of which the undersigned is a signatory (the "Term"), on any and all matters, proposals and questions, that may be lawfully considered there, and to execute any written consents of Shareholder which may be solicited during the Term, as fully and with the same number of votes and with the same effect as Shareholder could do if personally present thereat or if personally solicited to execute such written consents.

         Shareholder hereby revokes all proxies heretofore made by it.

         Shareholder hereby ratifies all that the Proxy may or shall lawfully do in voting the Common Stock in accordance herewith at any such meeting or adjournment in respect of all matters, proposals and questions that may properly come before the shareholders for consideration and action.

         Shareholder acknowledges that this proxy is coupled with an interest as to all of Shareholder's Common Stock that is subject to this Proxy and is irrevocable for the Term.

                            Gary F. McNear, trustee for the
                            Gary F. McNear Revocable Trust dated March 17, 1998

                            By:________________________
                                       Gary F. McNear

                                  SCHEDULE B-2

                                IRREVOCABLE PROXY
                             EXECUTED April __, 2003

         THE UNDERSIGNED SHAREHOLDER ("Shareholder"), being a holder of shares of common stock (the "Common Stock") of Hy-Tech Technologies Group, Inc. (the "Company"), does hereby constitute and appoint Altos Bancorp Inc. (the "Proxy") the true and lawful attorney and proxy of Shareholder for it and in its name, place and stead, with full power of substitution, to attend and to vote as the proxy of Shareholder, at any and all meetings of shareholders of the Company or any adjournments thereof, one million forty thousand three hundred eighty eight (1,040,388) shares of the Common Stock eligible to vote which are held of record or beneficially by Shareholder, for the period ending on the later of (a) the date occurring three (3) years from the date of this Proxy or (b) the date that is three (3) years after the date that this Irrevocable Proxy is released to the Proxy under the terms of the Advisory Agreement of even date herewith of which the undersigned is a signatory (the "Term"), on any and all matters, proposals and questions, that may be lawfully considered there, and to execute any written consents of Shareholder which may be solicited during the Term, as fully and with the same number of votes and with the same effect as Shareholder could do if personally present thereat or if personally solicited to execute such written consents.

         Shareholder hereby revokes all proxies heretofore made by it.

         Shareholder hereby ratifies all that the Proxy may or shall lawfully do in voting the Common Stock in accordance herewith at any such meeting or adjournment in respect of all matters, proposals and questions that may properly come before the shareholders for consideration and action.

         Shareholder acknowledges that this proxy is coupled with an interest as to all of Shareholder's Common Stock that is subject to this Proxy and is irrevocable for the Term.

                          Susan M. McNear, trustee for the
                          Susan M. McNear Revocable Trust dated March 17, 1998

                          By:________________________
                                  Susan M. McNear

                                  SCHEDULE B-3

                                IRREVOCABLE PROXY
                             EXECUTED April __, 2003

         THE UNDERSIGNED SHAREHOLDER ("Shareholder"), being a holder of shares of common stock (the "Common Stock") of Hy-Tech Technologies Group, Inc. (the "Company"), does hereby constitute and appoint Altos Bancorp Inc. (the "Proxy") the true and lawful attorney and proxy of Shareholder for it and in its name, place and stead, with full power of substitution, to attend and to vote as the proxy of Shareholder, at any and all meetings of shareholders of the Company or any adjournments thereof, two million nine hundred nineteen thousand two hundred twenty four (2,919,224) shares of the Common Stock eligible to vote which are held of record or beneficially by Shareholder, for the period ending on the later of (a) the date occurring six (6) months from the date of this Proxy or
(b) the date that is six (6) months after the date that this Irrevocable Proxy is released to the Proxy under the terms of the Advisory Agreement of even date herewith of which the undersigned is a signatory (the "Term"), on any and all matters, proposals and questions, that may be lawfully considered there, and to execute any written consents of Shareholder which may be solicited during the Term, as fully and with the same number of votes and with the same effect as Shareholder could do if personally present thereat or if personally solicited to execute such written consents.

         Shareholder hereby revokes all proxies heretofore made by it.

         Shareholder hereby ratifies all that the Proxy may or shall lawfully do in voting the Common Stock in accordance herewith at any such meeting or adjournment in respect of all matters, proposals and questions that may properly come before the shareholders for consideration and action.

         Shareholder acknowledges that this proxy is coupled with an interest as to all of Shareholder's Common Stock that is subject to this Proxy and is irrevocable for the Term.

                          Susan M. McNear, trustee for the
                          Susan M. McNear Revocable Trust dated March 17, 1998

                          By:________________________
                                Susan M. McNear

                                  SCHEDULE B-4

                                IRREVOCABLE PROXY
                             EXECUTED April __, 2003

         THE UNDERSIGNED SHAREHOLDER ("Shareholder"), being a holder of shares of common stock (the "Common Stock") of Hy-Tech Technologies Group, Inc. (the "Company"), does hereby constitute and appoint Altos Bancorp Inc. (the "Proxy") the true and lawful attorney and proxy of Shareholder for it and in its name, place and stead, with full power of substitution, to attend and to vote as the proxy of Shareholder, at any and all meetings of shareholders of the Company or any adjournments thereof, three million nine hundred fifty nine thousand six hundred and twelve (3,959,612) shares of the Common Stock eligible to vote which are held of record or beneficially by Shareholder, for the period ending on the later of (a) the date occurring three (3) years from the date of this Proxy or
(b) the date that is three (3) years after the date that this Irrevocable Proxy is released to the Proxy under the terms of the Advisory Agreement of even date herewith of which the undersigned is a signatory (the "Term"), on any and all matters, proposals and questions, that may be lawfully considered there, and to execute any written consents of Shareholder which may be solicited during the Term, as fully and with the same number of votes and with the same effect as Shareholder could do if personally present thereat or if personally solicited to execute such written consents.

         Shareholder hereby revokes all proxies heretofore made by it.

         Shareholder hereby ratifies all that the Proxy may or shall lawfully do in voting the Common Stock in accordance herewith at any such meeting or adjournment in respect of all matters, proposals and questions that may properly come before the shareholders for consideration and action.

         Shareholder acknowledges that this proxy is coupled with an interest as to all of Shareholder's Common Stock that is subject to this Proxy and is irrevocable for the Term.

                          Craig W. Conklin, trustee for the
                          Craig W. Conklin Revocable Trust dated April 19, 2000

                          By:________________________
                                 Craig W. Conklin

                                  SCHEDULE B-5

                                IRREVOCABLE PROXY
                             EXECUTED April __, 2003

         THE UNDERSIGNED SHAREHOLDER ("Shareholder"), being a holder of shares of common stock (the "Common Stock") of Hy-Tech Technologies Group, Inc. (the "Company"), does hereby constitute and appoint Altos Bancorp Inc. (the "Proxy") the true and lawful attorney and proxy of Shareholder for it and in its name, place and stead, with full power of substitution, to attend and to vote as the proxy of Shareholder, at any and all meetings of shareholders of the Company or any adjournments thereof, one million forty thousand three hundred eighty eight (1,040,388) shares of the Common Stock eligible to vote which are held of record or beneficially by Shareholder, for the period ending on the later of (a) the date occurring three (3) years from the date of this Proxy or (b) the date that is three (3) years after the date that this Irrevocable Proxy is released to the Proxy under the terms of the Advisory Agreement of even date herewith of which the undersigned is a signatory (the "Term"), on any and all matters, proposals and questions, that may be lawfully considered there, and to execute any written consents of Shareholder which may be solicited during the Term, as fully and with the same number of votes and with the same effect as Shareholder could do if personally present thereat or if personally solicited to execute such written consents.

         Shareholder hereby revokes all proxies heretofore made by it.

         Shareholder hereby ratifies all that the Proxy may or shall lawfully do in voting the Common Stock in accordance herewith at any such meeting or adjournment in respect of all matters, proposals and questions that may properly come before the shareholders for consideration and action.

         Shareholder acknowledges that this proxy is coupled with an interest as to all of Shareholder's Common Stock that is subject to this Proxy and is irrevocable for the Term.

                      Margaret L. Conklin, trustee for the
                      Margaret L. Conklin Revocable Trust dated April 19, 2000

                      By:________________________
                             Margaret L. Conklin

                                  SCHEDULE B-6

                                IRREVOCABLE PROXY
                             EXECUTED April __, 2003

         THE UNDERSIGNED SHAREHOLDER ("Shareholder"), being a holder of shares of common stock (the "Common Stock") of Hy-Tech Technologies Group, Inc. (the "Company"), does hereby constitute and appoint Altos Bancorp Inc. (the "Proxy") the true and lawful attorney and proxy of Shareholder for it and in its name, place and stead, with full power of substitution, to attend and to vote as the proxy of Shareholder, at any and all meetings of shareholders of the Company or any adjournments thereof, two million nine hundred nineteen thousand two hundred twenty four (2,919,224) shares of the Common Stock eligible to vote which are held of record or beneficially by Shareholder, for the period ending on the later of (a) the date occurring six (6) months from the date of this Proxy or
(b) the date that is six (6) months after the date that this Irrevocable Proxy is released to the Proxy under the terms of the Advisory Agreement of even date herewith of which the undersigned is a signatory (the "Term"), on any and all matters, proposals and questions, that may be lawfully considered there, and to execute any written consents of Shareholder which may be solicited during the Term, as fully and with the same number of votes and with the same effect as Shareholder could do if personally present thereat or if personally solicited to execute such written consents.

         Shareholder hereby revokes all proxies heretofore made by it.

         Shareholder hereby ratifies all that the Proxy may or shall lawfully do in voting the Common Stock in accordance herewith at any such meeting or adjournment in respect of all matters, proposals and questions that may properly come before the shareholders for consideration and action.

         Shareholder acknowledges that this proxy is coupled with an interest as to all of Shareholder's Common Stock that is subject to this Proxy and is irrevocable for the Term.

                     Margaret L. Conklin, trustee for the
                     Margaret L. Conklin Revocable Trust dated April 19, 2000

                     By:________________________

                        Margaret L.  Conklin

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